                      NON-STATUTORY STOCK OPTION AGREEMENT

     NON-STATUTORY STOCK OPTION AGREEMENT, hereinafter referred to as the "Option" or the "Agreement", made as of the 24th day of March, 1995 between ISRAMCO, INC., a Delaware Corporation, (the "Company"), and, HILLEL PELED (the "Optionee"), residing at ___________________________________.

     The Company hereby grants an option on 20,000 shares of Common Stock of the Company, par value $.01 per share ("Common Stock") to the Optionee at the price and in all respects subject to the terms, definitions and provisions of this Agreement.

     1.  Option Price.  The option price is $2.31 for each share.

     2. Exercise of Option. This Option shall be exercisable by Optionee at any time from time to time during the period commencing on the date hereof and ending August 16, 2003 in accordance with the terms of this Agreement as follows:

               (i) Method of Exercise. This Option shall be exercisable by a written notice which shall:

                 (a) state the election to exercise the Option, the number of shares in respect of which it is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered, his address and Social Security Number; and

                 (b) contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be satisfactory to the Company's counsel; and

                 (c) be signed by the person or persons entitled to exercise the Option.

     Payment of the purchase price of any shares with respect to which the Option is being exercised shall be by certified or bank cashier's or teller's check, and shall be delivered with the notice of exercise. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

               (ii) Restrictions on Exercise. As a condition to his exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     3. Nontransferability of Option. This Option may not be transferred in any manner.

     4. Common Stock. The Optionee acknowledges that all of the Common Stock being offered to Optionee has not been registered under the Securities Act of 1933 (the "Act"), as amended and such Common Stock may not be sold, transferred, pledged, hypothecated, alienated, or otherwise assigned or disposed of without either registration under such Act, qualification under the exemption provided by Regulation A promulgated pursuant to such Act, or an opinion of counsel which opinion is satisfactory to the Company to the effect that such registration or qualification is not required.

     5. Adjustments Upon Changes in Capitalization. If all or any portion of the Option is exercised subsequent to any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization, or other similar change or transaction of or by the Company, as a result of which shares of any class shall be issued in respect of outstanding shares of the class covered by the Option or shares of the class covered by the Option shall be changed into the same or a different number of shares of the same or another class or classes, the person or persons so exercising such an Option shall receive, for the aggregate option price payable upon such exercise of the Option, the aggregate number and class of shares equal to the number and class of shares he would have had on the date of exercise had the shares been purchased for the same aggregate price at the date the Option was granted and had not been disposed of, taking into consideration any such stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization, or other similar change or transaction; provided, however, that no fractional share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

     6. Notices. Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the proper address. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its principal office, now at 800 Fifth Avenue, New York, New York, 10021, attention of the Secretary. Each notice to the Optionee or other person or persons at the Optionee's address set forth in the heading of this Agreement. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     7. Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon each successor of the Company. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be binding upon the Optionee's heirs, legal representatives, and successors.

     8. Resolution of Disputes. Any dispute or disagreement which should arrive under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement will be determined by the Board of Directors of the Company. Any determination made hereunder shall be final, binding, and conclusive for all purposes.

     9. Replacement Option. Optionee acknowledges that the option granted hereunder replaces the option granted to Optionee on August 17, 1993, which option has terminated.

     IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed as of the day, month and year above written.


                         ISRAMCO, INC.


                         By:
                            -------------------------------



                         ----------------------------------
                         HILLEL PELED

                      NON-STATUTORY STOCK OPTION AGREEMENT


     NON-STATUTORY STOCK OPTION AGREEMENT, hereinafter referred to as the "Option" or the "Agreement", made as of the 24th day of March, 1995 between ISRAMCO, INC., a Delaware Corporation, (the "Company"), and, HILLEL PELED (the "Optionee"), residing at ___________________________________.

     The Company hereby grants an option on 30,000 shares of Common Stock of the Company, par value $.01 per share ("Common Stock") to the Optionee at the price and in all respects subject to the terms, definitions and provisions of this Agreement.

     1.  Option Price.  The option price is $1.37 for each share.

     2. Exercise of Option. This Option shall be exercisable by Optionee at any time from time to time during the period commencing on the date hereof and ending December 26, 1996 in accordance with the terms of this Agreement as follows:

               (i) Method of Exercise. This Option shall be exercisable by a written notice which shall:

                    (a) state the election to exercise the Option, the number of shares in respect of which it is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered, his address and Social Security Number; and

                    (b) contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be satisfactory to the Company's counsel; and

                    (c) be signed by the person or persons entitled to exercise the Option.

     Payment of the purchase price of any shares with respect to which the Option is being exercised shall be by certified or bank cashier's or teller's check, and shall be delivered with the notice of exercise. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

               (ii) Restrictions on Exercise. As a condition to his exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     3. Nontransferability of Option. This Option may not be transferred in any manner.

     4. Common Stock. The Optionee acknowledges that all of the Common Stock being offered to Optionee has not been registered under the Securities Act of 1933 (the "Act"), as amended and such Common Stock may not be sold, transferred, pledged, hypothecated, alienated, or otherwise assigned or disposed of without either registration under such Act, qualification under the exemption provided by Regulation A promulgated pursuant to such Act, or an opinion of counsel which opinion is satisfactory to the Company to the effect that such registration or qualification is not required.

     5. Adjustments Upon Changes in Capitalization. If all or any portion of the Option is exercised subsequent to any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization, or other similar change or transaction of or by the Company, as a result of which shares of any class shall be issued in respect of outstanding shares of the class covered by the Option or shares of the class covered by the Option shall be changed into the same or a different number of shares of the same or another class or classes, the person or persons so exercising such an Option shall receive, for the aggregate option price payable upon such exercise of the Option, the aggregate number and class of shares equal to the number and class of shares he would have had on the date of exercise had the shares been purchased for the same aggregate price at the date the Option was granted and had not been disposed of, taking into consideration any such stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization, or other similar change or transaction; provided, however, that no fractional share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

     6. Notices. Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the proper address. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its principal office, now at 800 Fifth Avenue, New York, New York, 10021, attention of the Secretary. Each notice to the Optionee or other person or persons at the Optionee's address set forth in the heading of this Agreement. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     7. Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon each successor of the Company. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be binding upon the Optionee's heirs, legal representatives, and successors.

     8. Resolution of Disputes. Any dispute or disagreement which should arrive under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement will be determined by the Board of Directors of the Company. Any determination made hereunder shall be final, binding, and conclusive for all purposes.

     9. Replacement Option. Optionee acknowledges that the option granted hereunder replaces the option granted to Optionee on December 27, 1991, which option has terminated.

     IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed as of the day, month and year above written.


                                   ISRAMCO, INC.


                                   By:
                                      --------------------------------


                                   -----------------------------------
                                   HILLEL PELED





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